UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 12, 2022

Date of Report (Date of earliest event reported)

REGENCY CENTERS CORPORATION

REGENCY CENTERS, L.P.

(Exact name of registrant as specified in its charter)

Florida (Regency Centers Corporation) Delaware (Regency Centers, L. P.)	001-12298 (Regency Centers Corporation) 0-24763 (Regency Centers, L.P.)	59-3191743 (Regency Centers Corporation) 59-3429602 (Regency Centers, L.P.)
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

One Independent Drive, Suite 114

Jacksonville, Florida 32202

(Address of principal executive offices) (Zip Code)

(904) 598-7000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Regency Centers Corporation

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	REG	The Nasdaq Stock Market LLC

Regency Centers, L.P.

Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Operating Officer Retirement

On April 12, 2022, Regency Centers Corporation (the “Company”) announced James D. Thompson’s decision to retire from his position as the Company’s Executive Vice President, Chief Operating Officer, effective December 31, 2022. Mr. Thompson has held this position since 2015 and, upon his retirement, will have served in a number of leadership positions for the Company for more than forty (40) years. Until his retirement, Mr. Thompson’s current base salary rate will remain in effect, and he will continue to participate in the Company’s retirement and deferred compensation plans, severance and other benefit plans and programs of the Company.

Appointment of Executive Officers

On April 12, 2022, the Company announced that, effective January 1, 2023, Alan T. Roth, the Company’s Senior Managing Director, East Region, will become Executive Vice President, National Operations and East Region President. Mr. Roth will be responsible for operations strategy and processes nationally, as well as overseeing execution of the operations and investment strategies in the Company’s Northeast and Southeast regions.

On April 12, 2022, the Company also announced that, effective January 1, 2023, Nicholas A. Wibbenmeyer, the Company’s Senior Managing Director, West Region, will become Executive Vice President, West Region President. Mr. Wibbenmeyer will be responsible for investment and development strategy and processes nationally, as well as overseeing execution of the operations and investment strategies in the Company’s West and Central regions.

Mr. Roth, age 47, has been the Company’s Senior Managing Director, East Region since 2020. Prior to this role, he served as Managing Director of the Northeast, Mid-Atlantic and Southeast Regions, respectively. Mr. Roth has also held various other leadership positions at the Company, including Senior Vice President and Senior Market Officer for the Mid-Atlantic and Northeast portfolio, and Vice President and Regional Officer. Mr. Roth joined the Company as a Leasing Agent in 1997 through the Company’s acquisition of Midland Development Group, and is a graduate of the Kelley School of Business at Indiana University.

Mr. Wibbenmeyer, age 41, has been the Company’s Senior Managing Director, West Region since 2020. Prior to this role, he served as Managing Director of Florida and the Midwest Region, respectively. Mr. Wibbenmeyer has held various other leadership positions at the Company, including Senior Vice President and Senior Market Officer, Vice President and Market Officer, and Vice President of Investments. Mr. Wibbenmeyer joined the Company in 2005 as Manager of Investments for the Company’s Upper Midwest portfolio, and is a graduate of the University of Notre Dame.

Neither Messrs. Roth nor Wibbenmeyer is a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K, and neither has any family relationship with any other executive officer or board member required to be disclosed pursuant to Item 404(d) of Regulation S-K.

In connection with Mr. Roth’s promotion, effective on January 1, 2023, he will earn an annual base salary and will be eligible to earn an annual cash incentive with a target value based on a percentage of his annual base salary. In addition, he will be awarded a long term equity incentive with a target value based on a percentage of his annual base salary. The long term equity incentive, which shall be awarded pursuant to the Company’s Omnibus Incentive Plan (the “Plan”), will be comprised of (1) performance shares and (2) time-vested restricted stock that vests ratably over a period of years. The Compensation Committee of the Company’s Board of Directors will determine Mr. Roth’s 2023 base compensation and incentive awards in the ordinary course of its responsibilities as it also considers the compensation of other senior officers of the Company. Mr. Roth will also continue to participate in the Company’s retirement and deferred compensation plans, severance and other benefit plans and programs of the Company.

In connection with Mr. Wibbenmeyer’s promotion, effective on January 1, 2023, he will earn an annual base salary, and will be eligible to earn an annual cash incentive with a target value based on a percentage of his annual base salary. In addition, he will be awarded a long term equity incentive with a target value based on a percentage of his annual base salary. The long term equity incentive, which shall be awarded pursuant to the Plan, will be comprised of (1) performance shares and (2) time-vested restricted stock that vests ratably over a period of years. The Compensation Committee of the Company’s Board of Directors will determine Mr. Wibbenmeyer’s 2023 base compensation and incentive awards in the ordinary course of its responsibilities as it also considers the compensation of other senior officers of the Company. Mr. Wibbenmeyer will also continue to participate in the Company’s’ retirement and deferred compensation plans, severance and other benefit plans and programs of the Company.

Item 8.01	Other Events

On April 12, 2022, the Company issued a press release announcing Mr. Thompson’s retirement and the appointment of Messrs. Roth and Wibbenmeyer, respectively. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01(d)	Financial Statements and Exhibits

Exhibit 99.1	Press release dated April 12, 2022.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL documents)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY CENTERS CORPORATION

April 12, 2022	By:	/s/ Michael R. Herman
Michael R. Herman, Senior Vice President General Counsel and Corporate Secretary

REGENCY CENTERS, L.P.

By: Regency Centers Corporation, its general partner

April 12, 2022	By:	/s/ Michael R. Herman
Michael R. Herman, Senior Vice President General Counsel and Corporate Secretary